SUPPLEMENT NO. 1

                              TO

                   PROSPECTUS DATED JUNE 3, 1997

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          1,988,140 SHARES OF COMMON STOCK, $.001 PAR VALUE

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                        SANDATA, INC.

The Prospectus of Sandata, Inc. (the "Company") dated June 3, 1997 is hereby supplemented to correct the name(s) of certain "Selling Stockholders" as set forth below:


ORIGINAL NAME                        CORRECTED NAME

ROBBINS TUNKEY ROSS AMSEL,        WILLIAM R. TUNKEY TTEE, ROBBINS
RABEN & WAXMAN PA 401K PROF SH    TUNKEY ROSS AMSEL RABEN &
TRUST FBO WILLIAM R. TUNKEY       WAXMAN PA 401KPL

SHELDON DROBNY                    ANITA F. DROBNY AND SHELDON
                                  DROBNY JT TEN

HORST SIEGRIED FILTZER            NFSC/FMTC(IRA) ROLLOVER FBO
                                  HORST FILTZER

ROBERT D. GOLDSTEIN THE EQUITY    ROBERT GOLDSTEN AND JUDY ANN
GROUP PROFIT SHARING PLAN AND     GOLDSTEIN TTEE THE EQTY GRP PFT
TRUST 01-01-80                    SHARING PL U/A 1/1/80



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                         August 5, 1997